UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No.1

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 11, 2022

E2open Parent Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39272	86-1874570
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9600 Great Hills Trail, Suite 300E
Austin, TX
(address of principal executive offices)
78759
(zip code)
866-432-6736
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	ETWO	New York Stock Exchange
Warrants to purchase one share of Class A Common Stock at an exercise price of $11.50	ETWO-WT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On July 11, 2022, E2open Parent Holdings, Inc. (the Company) filed a Current Report on Form 8-K (Original 8-K) that included a furnished press release announcing its financial results for the three months ended May 31, 2022. This Current Report on Form 8-K/A amends the Original 8-K for a corrected press release updating the following items:

•
Fiscal First Quarter 2023 Financial Highlights
o
Changing the percentage from 31.6% to 32.0% in the paragraph stating Adjusted EBITDA margin was 32.0% or 31.1% on a constant currency basis.
•
Reconciliation of Pro Forma Information Table I
o
Changed the Adjusted EBITDA Margin % for Q1 FY2023 from 31.6% to 32.0%.

The corrected press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K/A,

Item 9.01 Financial Statements and Exhibits.

(d)
Exhibits.

Exhibit Number		Description
99.1*	—	Corrected Press release, dated July 11, 2022
104	—	Cover Page Interactive Data File (formatted in Inline XBRL)

* Furnished herewith

SIGNATURE

Pursuant to the Requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

E2open Parent Holdings, Inc.

Date: July 12, 2022	By:	/s/ Laura L. Fese
Laura L. Fese
Executive Vice President and General Counsel